UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 15, 1998


                     Commission file number 33-12664-D

                      WORLDWIDE GOLF RESOURCES, INC.
            (Exact name of registrant as specified in charter)


          Nevada                                         88-0335511
     (State of other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                      Identification Number)

     251 Saulteaux Crescent
     Winnipeg, MB, Canada                                R3J 3C7
     (Address of Principal Executive Office)             (Zip Code)

                              (204) 885-555
               (Registrant's Executive Office Telephone Number)

     1850 E. Flamingo Rd., Suite 111
     Las Vegas, Nevada                                    89119
     (Address of United States Office)                    (Zip Code)
                              (702) 866-5880
         (Registrant's U.S. Telephone Number, Including Area Code)

                                Copies To:

    Mac Shahsavar                                   Donald J. Stoecklein
     President                                        Legal Counsel
251 Saulteaux Crescent                        1850 E. Flamingo Rd., Suite 111
Winnipeg, MB, Canada                               Las Vegas, Nevada 89119
  (204) 885-5555                                           (702) 794-2590

Worldwide Golf Resources, Inc.  Page Two



Item No. 1.    Changes in Control of Registrant.

No events to report.


Item No. 2.    Acquisition or Disposition of Assets.

As a result of recent action by the State of Florida against prior management of Legend Sports, Inc. and LSI Holdings, Inc., corporations not affiliated with Worldwide Golf Resources, Inc., the Company, on October 5, 1998, issued a letter of rescission to Gary D. Lipson, the court appointed receiver of Legend Sports, Inc., offering to rescind the Company's purchase of the golf driving ranges in the State of Florida. If the rescission is accepted, the Company will receive stock and cash, placing the Company back in the position where the Company was prior to the acquisition. It is the opinion of management that the rescission offer will not be accepted.


Item No. 3.    Bankruptcy or Receivership.

No events to report.

Item No. 4.    Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.    Other Events.

On October 15th, 1998 Worldwide Golf Resources, Inc., "Worldwide" entered into an agreement, the "Separation and Distribution Agreement" with Golf Subsidiary, Inc., a subsidiary of the company, wherein Worldwide would distribute to its stockholders shares of Golf Subsidiary, Inc. on the basis of one Golf Subsidiary , Inc. common share for each ten Worldwide shares as of the record date of October 31, 1998. Pursuant to the terms and conditions of the Separation and Distribution Agreement, Worldwide assigned Worldwide's rights and obligations under the Stock for Stock Purchase Agreement entered into between Worldwide and Pro Golf of America, Inc.


Item No. 6.    Resignation of Registrant's Directors.

The Company accepted the resignations of Debra Amigone as Secretary/Treasurer, Anthony DeMint as Vice President of Operations/ Director and Seyed Torabian as Vice President/ Director. As part of the Company's reorganization plan that was implemented in late 1997, Mr. DeMint and Ms. Amigone resigned from Worldwide Golf Resources, Inc. to accept positions in Golf Subsidiary, Inc.


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.

No events to report.

Worldwide Golf Resources, Inc.  Page Three


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Worldwide Golf Resources, Inc.


By: /s/Mac Shahsavar                                   Dated:  October 15, 1998
   -------------------------------
   Mac Shahsavar, President